As filed with the U.S. Securities and Exchange Commission on January 29, 2024
1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 60	☒

THRIVENT VARIABLE LIFE ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-4045
Heather J. Thenell, JD
Director, Senior Counsel
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service) It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) (1) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Variable Universal Life Insurance
Thrivent Variable Life Account I
Statutory Prospectus April 30, 2024
This prospectus describes key features of a flexible premium individual variable adjustable life insurance contract (the “Contract”) previously offered by Aid Association for Lutherans between 1998 and 2003 and Thrivent Financial for Lutherans (“Thrivent”) between 2003 and 2004. The Contract is a long-term investment designed to provide significant life insurance benefits. Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
Additional general information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this statutory prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract.
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
A surrender charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Specified Amount. The surrender charge will vary depending on the number of years since the last increase in
Specified Amount. The maximum amount that may be charged is $34.79 per
$1,000 of decrease in Specified Amount. For example, if you make an early withdrawal, you could pay a surrender charge of up to $3,479 on a $100,000 decrease.
				Charges Fee Table
Transaction Charges
In addition to surrender charges, you also may be charged for other transactions such as when you pay a premium, transfer cash value between investment options, make more than one partial withdrawal in a Contract Year or exercise your Accelerated Death Benefit Rider.
A premium expense charge of 3% is deducted upon receipt of most premiums.
A partial withdrawal charge applies upon each partial withdrawal in excess of one per Contract Year. The maximum amount deducted is $25 per partial withdrawal.
A transfer charge applies to each transfer in excess of the first twelve transfers made in a Contract Year. The maximum amount deducted is $25 per transfer.
You may add an Accelerated Death Benefit rider to your Contract at any time without cost. The rider allows you to receive the present value of the death benefit tax free if eligibility requirements are met, including doctor certification that the Insured is terminally ill. A one-time charge of up to $150 will apply if you exercise the benefit. The charge may be lower in some states. State variations may apply.
A Contract change fee may apply in an amount up to $25 per change.
				Charges Fee Table
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses (typically assessed monthly), including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, issue expense charges following increases, basic monthly charges, interest on any debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured
(e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
Investors will also bear expenses associated with Portfolio companies that correspond to Subaccounts available under the Contract, as shown in the following table:
				Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Company Expenses (deducted from Portfolio assets)	0.23%	1.24%

RISKS	Location in Statutory Prospectus
Risk of Loss
You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
Additionally, debt will reduce your Cash Value and Surrender Value, Death
Benefit and the amount of premiums considered to meet the Death Benefit
Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a contract loan is outstanding, the amount of debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.
Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The primary purpose of this
Contract is to provide a Death Benefit in the event of the Insured’s death.
Surrender charges, expenses, and tax consequences generally make the
Contract unsuitable as a short-term investment.
Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the
Contract. You could lose some or all of your money.
You should review the available Portfolio s’ prospectuses before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Principal Risks of Investing in the Contract
Contract Lapse
Your Contract will lapse (that is, terminate without value) if: (1) your monthly deductions are greater than your Surrender Value; (2) the Death Benefit
Guarantee is not in effect; and (3) payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency. No Death Benefit will be paid if the
Contract is lapsed. Payment will be required to reinstate the Contract. We will reinstate a Contract only if our requirements for reinstatement are satisfied, which may include requiring new proof of insurability of the Insured person.
Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments
We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract.
We also reserve the right to refuse to accept any premium that would increase the Death Benefit because of the requirements of the Corridor Test.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your
Contract as a “modified endowment contract” (MEC).
Frequent Trading Among Subaccounts and Other Transactions Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits
Optional benefits may be subject to age and underwriting requirements. We generally deduct any monthly costs for these Additional Benefits from the
Cash Value as part of the monthly deduction.  Optional benefits may not be available for all ages or underwriting classes, may not be available after original issue of the Contract and may terminate at certain ages. We may stop offering an optional benefit at any time prior to the time you elect to add it to your Contract.
Other Benefits Available Under the Contract
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will be taxed on an “income first”
basis and may be subject to a penalty tax if taken before you are age 59  1∕2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Your financial advisor or professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Distribution of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Distribution of the Contract

Overview of the Contract
This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Special Terms at the end of this prospectus that define certain words and phrases used in this prospectus.
Purpose
The Contract is a flexible premium variable adjustable life insurance contract and is a long-term investment, not appropriate for a customer with near term liquidity needs. The primary purpose of the Contract is to provide a death benefit to beneficiaries upon the death of the Insured. Secondarily, the Cash Value in the Contract may provide a source of supplemental funds in the future.
Premiums
You may pay premiums at any time and in any amount, subject to some restrictions. Insufficient premiums may result in a lapse of the Contract. Therefore, we recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You may elect to receive billing statements quarterly, semi-annually or annually. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center. Premiums may be allocated to the Subaccounts of the Variable Account and/or to the Fixed Account. Additional information about the Portfolios corresponding to the Subaccounts is provided in the Appendix to this prospectus.
Death Benefit
As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.
Level Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount or the death benefit factor multiplied by Cash Value. The death benefit factor depends on the Insured’s age at the date of death. The Death Benefit for this option generally remains level.
Variable Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount plus Cash Value, or the death benefit factor (which depends on the Insured’s age at the date of death) multiplied by Cash Value. The Death Benefit will vary over time, meaning it may increase or decrease.
Death Benefit Guarantee
A Death Benefit Guarantee is available until the Insured reaches age 65 or 10 years from the Contract Issue Date, whichever is later, provided that you make timely payment of the required minimum premium amounts. If the Death Benefit Guarantee is in effect, your Contract will remain in force, even if the Cash Value is insufficient to pay the current monthly deductions.
Access to Cash Value
Transfers. You may transfer cash value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The amount transferred to any subaccount or to the Fixed Account must be at least $50.
Loans. You may borrow up to an amount equal to 92% (in most states) of the Surrender Value of your Contract. The Surrender Value is the Cash Value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you an annual interest rate of 7.25% on the loan balance (this rate was 8% in the first 15 contract years). In addition, we may credit a lower annual interest rate to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Debt will continue to increase until it is repaid. Loans will impact your Contract’s performance, must be repaid, could cause the Contract to lapse and may result in tax consequences. See Taxes. For additional information, see Loans in this prospectus and in your Contract.
Partial Withdrawals. You may withdraw part of your Cash Value by giving us Notice. We deduct a $25 charge from the Cash Value for each partial withdrawal after the first one in any Contract Year. Partial surrenders may decrease your Death Benefit and may impact the performance of the Contract including the number of years your Contract is expected to provide coverage. Partial withdrawals may have tax consequences. See Taxes.
Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. Surrenders may have tax consequences. See Taxes.
Supplemental Benefits and Riders
We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract.  There is a charge associated with most of these insurance benefits and riders. Your financial advisor or professional can help you determine whether any of these benefits and riders are suitable for you.
Accelerated Death Benefit for Terminal Illness Rider
You may add this rider at any time without cost. This rider allows you to receive the present value of the Death Benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the insured is terminally ill. State variations apply.
Accidental Death Benefit Rider
This rider generally provides an additional cash benefit when the Insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the Specified Amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic Death Benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.
Disability Waiver Rider
Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.
Applicant Waiver Rider
This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month. The premium applies until the rider terminates. The rider will terminate on the earlier of the following:
1.On midnight of the day before the anniversary of the Issue Date of the rider on or after the Insured’s 21st birthday; or
2.When control of the Contract is transferred.
Guaranteed Purchase Option Rider
You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract . Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.
Charge	When Deducted	Amount Deducted (Annualized)
Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment
Premium Tax Charge[1]	Not applicable	Not applicable
Withdrawal Fees	Upon partial withdrawal[2]	$25 per withdrawal
Transfer Fees	Upon transfer[3]	$25 per transfer
Contract Change Fees	Upon each change made to the Contract.[4]	$25 per change
1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
2 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract Year.
3 We do not assess a transfer charge for the first twelve transfers made each Contract Year.
4 We reserve the right to charge up to $25 per change.

Charge	When Deducted	Amount Deducted (Annualized)
Surrender Charge[5]	Upon surrender, lapse or decrease in the Specified Amount
Base Contract:
Maximum		$34.79 per $1,000 of decrease in Specified Amount
Minimum		$1.16 per $1,000 of decrease in Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$12.66 per $1,000 of Specified Amount
Increase in Specified Amount:	Upon surrender, lapse or decrease in the Specified Amount
Maximum		$30.28 per $1,000 of the Specified Amount
Minimum		$1.12 per $1,000 of the Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$12.70 per $1,000 of the Specified Amount
5 The surrender charge remains level for the first three years following an increase in the Specified Amount, and then decreases each Contract Year to zero by the eleventh Contract Anniversary following an increase in Specified Amount. Surrender charges depend on the Insured’s Issue Age, sex (in most states), Specified Amount, risk class and amount of time since the last increase in the Specified Amount. The surrender charges shown in the table may not be typical of the charges you will pay.
Periodic Charges Other Than Fund  Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund  fees and expenses.
Charge	When Deducted	Amount Deducted (Annualized)
Cost of Insurance Charge[6]	Monthly
Maximum		$999.96 per $1,000 of amount at risk[7]
Minimum		$0.62 per $1,000 of amount at risk[7]
6 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), amount at risk, Specified Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract.
7 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the Cash Value on the date the charge is deducted.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Specified Amount of $150,000 in the first Contract Year		$2.30 per $1,000 of amount at risk[7]
Maximum Mortality and Expense Risk Fees[8]	Monthly	0.40% of the total Subaccount cash value
Administrative Charges	Monthly	$48 annual rate
Net Loan Interest[9]	Accrues daily	3.25% on loan
Additional Benefit Charges:[10]
Accelerated Death Benefit for Terminal Illness Rider	At the time the benefit is exercised.	Generally, an administrative fee of $150 applies. This fee may vary by state.
Accidental Death Rider	On the rider date of issue and monthly thereafter[11]
Maximum		$0.70 per $1,000 of rider coverage amount
Minimum		$0.22 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 30, in the standard nonsmoker risk class with a rider coverage amount of $100,000		$0.30 per $1,000 of rider coverage amount
Disability Waiver Rider	On the rider date of issue and monthly thereafter[12]
Maximum		$22.60 per $1,000 of rider coverage amount
Minimum		$0.08 per $1,000 of rider coverage amount
7 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the Cash Value on the date the charge is deducted.
8 The charge applies after the 15th Contract Year. In the first 15 Contract Years, the maximum charge was 0.90% of the total Subaccount cash value. Actual current charges may be less. See Charges for additional information regarding this charge.
9 This maximum rate applies after the 15th Contract Anniversary. In the first 15 Contract Years, the maximum rate was 8.0%. The rate reflects maximum gross interest rate before crediting of interest. The interest accrues daily and is not deducted from the Cash Value. The net accrued interest is added to the Loan. See Loans.
10 Charges for additional benefits or riders may vary based on the Insured’s Attained Age or Issue Age, sex (in most states), risk class, Specified Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay.
11 This charge applies until the Insured’s Attained Age 70.
12 This charge applies until the Insured’s Attained Age 65.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Charge for a male Insured, Issue Age 30, in the standard nonsmoker risk class, in the first Contract year following the rider Issue Date		$0.88 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider	On the rider date of issue and monthly thereafter[13]
Maximum		$1.90 per $1,000 of rider coverage amount
Minimum		$0.42 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 25		$0.88 per $1,000 of rider coverage amount
Applicant Waiver Rider	On the rider date of issue and monthly thereafter[14]
Maximum		$1.32 per $1,000 of rider coverage amount
Minimum		$0.15 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0 and applicant Age 30, in the standard risk class		$0.17 per $1,000 of rider coverage amount
Issue Expense Charge[15]
Base Contract	Monthly
Maximum		$6.93 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$1.32 per $1,000 of Specified Amount
Increase in Specified Amount	On the date of an increase in Specified Amount and monthly thereafter
Maximum		$6.72 per $1,000 of Specified Amount
13 This charge applies until the Insured’s Attained Age 40.
14 This charge applies until the termination of the rider. For additional information regarding the termination of the rider please see Other Benefits Available Under the Contract.
15 This Charge applies for 36 months after an increase in Specified Amount. The issue expense charge depends on the Insured’s Issue Age, sex (in most states), Specified Amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Minimum		$0.01 per $1,000 of Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in the Specified Amount		$1.80 per $1,000 of the increase in Specified Amount
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract. This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix .
Annual Portfolio Company Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio assets, including management fees, distribution fees and other expenses.	0.23%	1.24%
Expenses that are deducted from Portfolio assets, after reimbursements and/or fee waivers.*	0.23%*	1.15%*
* The reimbursements and/or fee waivers will last until April 30, 2025, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
Principal Risks of Investing in the Contract
Investment Risk
The Contract is not suitable as a short-term investment vehicle. If you invest your cash value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the cash value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your cash value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although the Fixed Account rate will never be lower than a guaranteed minimum annual effective rate of 4%.
Health Crisis Risk
The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Fund to process contract owner redemptions, and negatively impact Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Fund.

Risk of Lapse
If the Death Benefit Guarantee is not in effect and your monthly charges exceed your Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us sufficient payment by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value. However, the IRS could determine that a Contract Owner is in constructive receipt of the Cash Value if the Cash Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Contract Owner’s income at that time. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit. However, the Death Benefit may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay, the Contract may be treated as a MEC under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1∕2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Taxes.
If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.
You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Surrender and Partial Withdrawal Risks
A surrender charge applies until the 11th anniversary after each increase in Specified Amount on the increased amount.
Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, in this section.
A partial withdrawal will reduce Cash Value, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial withdrawal also will reduce the Specified Amount of the Contract.
A surrender or partial withdrawal may have tax consequences. See Taxes.

Loan Risks
A Contract loan will affect Cash Value over time because we transfer the amount of the loan from the Subaccounts and/or Fixed Account to the Loan Account where the value serves as collateral to assure repayment of the loan. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate than the rate credited to the Fixed Account.
Your Contract may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero.
The loan will grow and must be repaid. A loan will reduce your Surrender Value as well as your Death Benefit. If the loan is not repaid during the Insured’s life, we reduce the amount we pay on the Insured’s death by the amount of outstanding Debt to repay the loan. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the Loan Account collateral will be used to repay the Debt and the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you have received and taxed accordingly. Loans may have other tax consequences if your Contract is a MEC. See Taxes.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the summary prospectus for each Fund. Please refer to the summary prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Short-Term Investment Risk
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is more beneficial to investors with a long time horizon. Surrender charges, expenses, and tax consequences make the Contract unsuitable as a short-term investment.
Insurance Company Risk
An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. If Thrivent experiences financial distress, it may not be able to meet its obligations to you.  More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Fixed Account Risk
Interest guarantees are subject to Thrivent’s claims paying ability.
Premium Payment Risk
Additional premium payments may be made; however, we reserve the right to limit the number and amount of these additional payments. We also reserve the right to refuse to accept any premium that would increase the Death Benefit because of the requirements of the Corridor Test. We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC.
Fees and Charges
Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.

Risks Affecting our Administration of Your Contract
We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
The Contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Portfolio. Neither the Contracts nor the underlying Portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Contract Owners could be at the expense of other Contract Owners. To protect Contract Owners and the underlying Portfolios, we have policies and procedures to deter frequent transfers between and among the Subaccounts. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners.
Risk of Increase in Current Fees and Expenses
Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on changes in the Company’s future expectations of relevant factors, as determined in its sole discretion. Although some Portfolios may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Contract in force.
Cybersecurity Risk
We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract.  Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.

General Description of the Registrant, Depositor, and Portfolios
Depositor
Thrivent Financial for Lutherans is the insurance company that issues the Contract with principal executive offices located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registrant
Thrivent Variable Life Account I is the Registrant for the Contract. Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent (then, Aid Association for Lutherans) on May 8, 1997, pursuant to the laws of the State of Wisconsin, and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
Income, gains and losses credited to, or charged against, the Registrant reflect the Registrant’s own investment experience and not the investment experience for the Depositor’s other assets. The assets of the registrant may not be used to pay any liabilities of the Depositor other than those arising from the Contracts. The Depositor is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information about the Portfolio. You can view these online at dfinview.com/Thrivent/VariableLife97. You can also request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Variable Account at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts (investment options) of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Member Dispute Resolution Program
This section describes the Thrivent Member Dispute Resolution Program (MDRP).

Members of Thrivent agree, by virtue of becoming members, that to the extent permitted by law the MDRP, as amended from time to time within Thrivent’s Articles of Incorporation and Bylaws, will be the sole means to present and resolve grievances, complaints or disputes between members, insureds, certificate owners or beneficiaries and Thrivent and its directors, officers, agents, and employees with respect to any claims arising out of or relating to products members purchase from Thrivent. As a result, claims arising out of or related to a member's Contract, as described in this prospectus, cannot be pursued in state or federal court or in other forums including Financial Industry Regulatory Authority (FINRA) arbitration and mediation. Instead, to the extent permitted by law, Thrivent members will be required to pursue such claims through the MDRP exclusively.
The MDRP follows different procedures than the procedures followed in federal or state courts. Thrivent’s MDRP is conducted in accordance with the applicable rules prescribed by the American Arbitration Association (“AAA”), as modified in Thrivent’s Articles of Incorporation and Bylaws as opposed to the procedural rules of federal or state courts. The AAA Rules governing the MDRP make clear that parties to arbitration may be represented by counsel and provide the arbitrator with authority to make determinations with respect to the confidentiality of proceedings, the extent of any information exchanged between the parties, or the award of attorneys’ fees.
Administrative Costs. As set forth in the MDRP provisions in Thrivent’s Bylaws, if mediation and/or arbitration occur in the course of the MDRP, Thrivent will pay the administrative costs of mediation and/or arbitration, including fees and expenses of mediators or arbitrators, filing fees, and reasonable and necessary fees for transcripts of the proceedings.
Attorneys’ Fees. Absent an arbitrator’s discretionary award of attorneys’ fees, each party will bear its own costs for legal counsel, just as they would if they were pursuing claims in court.
Costs of Appeal. The cost of contesting an arbitrator’s decision would be borne by the party contesting the decision, just as the cost of an appeal would be borne by the appellant in the judicial system.
No class actions or collective actions. Claims brought forward in the MDRP cannot be brought in a representative group or on behalf of or against any "class" of persons (i.e. class actions or collective actions). This applies to Thrivent as well as to contract owners and other related parties. Because the MDRP requires that all claims be brought individually, rather than in a representative group or on behalf of or against any “class” of persons, there may be both substantive and procedural differences with respect to how parties may raise and litigate claims under the MDRP as compared to how such claims could be raised and litigated in the judicial system. The Contract does not specify a choice of law for disputes. A potential advantage of the MDRP is that it may be more cost efficient and resolve claims more quickly as compared to claims raised and litigated in the judicial system. A potential disadvantage may be that the contract owner, at the time of initiating a claim, will not have a choice of the forum because he or she has already agreed to arbitration.
No court has ruled on the enforceability of the MDRP with respect to claims under the Securities Act of 1933 (“Securities Act”) relating to the variable life insurance described in this registration statement; therefore it is possible that such provisions may ultimately be determined to be unenforceable. However, the U.S. Supreme Court has upheld agreements to arbitrate state law claims and claims arising under federal law. The Supreme Court also has repeatedly stated that the Federal Arbitration Act (“FAA”), which mandates enforcement of arbitration provisions like the MDRP, can only be overridden where there is a “clear and manifest congressional command to displace” it. Epic Systems Corp. v. Lewis, 138 S.Ct. 1612, 1624 (2018); see, also, CompuCredit Corp v. Greenwood, 565 U.S. 95, 98 (2012) (stating that the FAA requires courts “to enforce agreements to arbitrate according to their terms…even where the claims at issue are federal statutory claims, unless the FAA’s mandate has been ‘overridden by a contrary congressional command’” (quoting Shearson/American Express, Inc. v. McMahon, 482 U.S. 220, 226 (1987).) When the Supreme Court addressed claims by investors against a brokerage firm for violations of the Securities Act in Rodriguez de Quijas v. Shearson/American Express, the Court closely reviewed the text of the Securities Act and found that there was no language therein indicating that Congress intended to override the FAA. Rodriguez de Quijas v. Shearson/American Express, 490 U.S. 477, 480 (1989). Thrivent therefore believes the MDRP is enforceable with respect to Securities Act claims arising between Thrivent and its members.

By agreeing to be subject to the MDRP provisions in Thrivent’s governing documents, you will not be deemed to have waived compliance by Thrivent with federal securities laws and the rules and regulations thereunder.

Charges
Charges are necessary to pay Death Benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We expect to profit from one or more of the charges under the Contract. We can use these profits from any of these charges for any corporate purpose including our fraternal activities.
Percent of Premium Charge
We charge a premium expense charge of 3% on premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.
Surrender Charge
If you choose to surrender your Contract or reduce your Specified Amount, we will reduce your Cash Value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. We deduct the surrender charge proportionately from each of your Subaccounts and the Fixed Account..
If you increase your Contract’s Specified Amount, a new surrender charge schedule is applicable to that amount. It is based on an amount per thousand of the Specified Amount increase. The amount per thousand of Specified Amount varies by sex (in most states), risk class and Issue Age. We list your actual surrender charges for the increased Specified Amount separately on an amendment to your Contract. We will mail the amendment to you after we process the request for increase in Specified Amount. During the first three years, the surrender charge for the Specified Amount increase is level, thereafter it declines annually by 1/8th of the initial charge.
Range of Surrender Charges as a Percentage of Face Amount Reduction
Duration in Years Since Increase	1	2	3	4	5	6	7	8	9	10	11
Lowest Possible Charge at Any Age	0.12%	0.12%	0.12%	0.10%	0.09%	0.07%	0.06%	0.04%	0.03%	0.01%	0.00%
Highest Possible Charge at Any Age	3.48%	3.48%	3.48%	3.04%	2.61%	2.17%	1.74%	1.30%	0.87%	0.43%	0.00%
If you decrease the Specified Amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the Specified Amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the Specified Amount, starting with the most recent.
Withdrawal Charge
We charge up to $25 for each partial withdrawal after the first partial withdrawal each Contract Year. This charge is in addition to the amount withdrawn.
Transfer Charge
You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from loans, the exchange privilege, change in Subaccount investment policy, or the initial reallocation of premiums from the Thrivent Money Market Subaccount do not count as transfers for the purpose of assessing this charge.
Contract Change Fee
We reserve the right to charge $25 from Cash Value for each change you make to your Contract. Such Contract changes include but are not limited to, a change in Specified Amount, risk class, Death Benefit Options, and riders.

Monthly Deductions from Cash Value
We deduct certain charges from Cash Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Cash Value in the Contract. For the Fixed Account, we reduce the value by the proportion that the cash value in the Fixed Account bears to the Cash Value of the entire Contract. For Subaccounts, we redeem sufficient Accumulation Units from each Subaccount in the proportion that the cash value in each Subaccount bears to the Cash Value of the entire Contract. We deduct charges on the same date each month, beginning with the Issue Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the preceding Valuation Date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.
The monthly deductions consist of:
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the cost of insurance charge;
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the monthly mortality and expense risk charge;
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the monthly administrative charge;
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the monthly issue expense charge; and
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any applicable charges for supplemental insurance benefits and riders available under the Contract.
Cost of Insurance Charge
We assess a monthly cost of insurance charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (including Issue Age, sex unless the Contract is issued in a unisex class as indicated in your Contract, risk class, rating class, duration, and Specified Amount) that would cause it to vary from Contract to Contract.
The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Specified Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the net amount at risk for the initial Specified Amount of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Issue Date.
We use a standard method of underwriting in determining the cost of insurance. The factors that go into standard underwriting include (but are not limited to) the following:
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the amount of insurance applied for,
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the proposed Insured’s age,
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outcome of medical testing,
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reports from physicians (attending physicians’ statements); and
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other information such as financial information may be required.
Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases premiums, or in some cases, the proposed Insured may be declined.
Cost of Insurance Rates
Cost of insurance rates are determined for the initial Specified Amount and each increase in Specified Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the Contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.
The cost of insurance rates generally increase as the Insured’s Attained Age increases. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who smoke.
We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance contract we offer.
Mortality and Expense Risk Fees
We will assess a monthly mortality and expense risk charge guaranteed never to exceed 0.03333% percent (approximately 0.40% annually) of the total Subaccount cash value, after the 15th Contract Anniversary. The charge is applied to the total cash value in the Subaccounts on each Monthly Deduction Date. This charge had a maximum rate of 0.90% annually in the first 15 contract years.
The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.
Notwithstanding this charge, contract owners may be asked to add money under the Maintenance of Solvency provision described in the Maintenance of Solvency section below.
Administrative Charge (Basic Monthly Charge)
We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, Cash Value calculation, transaction confirmations and periodic reports.
Issue Expense Charge
We deduct a charge to cover costs of issuing a Contract. We deduct this charge for the first 36 months after the Issue Date and at the time of each Specified Amount increase. This charge varies by age, risk class, Specified Amount and, in most states, sex.
Rider or Additional Benefit Charge
If your Contract includes riders or additional benefits, we will deduct an additional benefit charge from the Cash Value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.
Portfolio Company Charges
The value of the net assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund’s summary prospectuses and Fee Tables above.

Variation or Reduction of Charges
We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.
Compensation Paid to Financial Advisors and Professionals
Compensation consists of commissions, bonuses and promotional incentives. Increases in coverage pay at a first-year commission rate of 0% to 108% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 8.008% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.327% of the Cash Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 1.08% of the premium applied to the settlement option, if eligible.
See Distribution of the Contracts for more information.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/VariableLife97.
General Description of the Contract
Adult and Juvenile Contracts
We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed Insured was younger than age 16.
For the juvenile Contract, a juvenile is named as the Insured and Owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult is referred to as applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The applicant controller may transfer control to another eligible person but cannot transfer ownership of the Contract.
Transfer of control to the juvenile Insured will take place at the first Contract Anniversary date on or following the earliest of:
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the Insured’s 21st birthday;
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the Insured’s 16th birthday after the applicant controller transfers control to the Insured; or
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the death of the applicant controller on or after the Insured’s 16th birthday.

If the person who has control of the Contract dies before the Insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.
The juvenile Insured will become a benefit member of Thrivent on the first Contract Anniversary date on or following the juvenile’s 16th birthday.
Illustrations
Your financial advisor or professional will provide you an illustration for your Contract upon your request. Illustrations show how the Death Benefit and Cash Value for the Contract would vary based on hypothetical future investment results. The hypothetical future investment results you choose to review in your illustrations should be based upon realistic expectations given your own individual situation. Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Contract charges and level investment returns will not change. The illustrated values also assume that the investment results are never a negative amount (below zero percent) even though negative investment results are likely to happen. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual values, Death Benefits, and certain expenses (which may vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Contract will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.
Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new surrender Charge period on the amount of the increase in coverage. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of coverage under this Contract may be delayed.
Term Conversion
Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent term insurance contract(s) or rider(s) to permanent coverage.
If you are eligible for and exercise the conversion privilege found in eligible Thrivent term contracts and riders, Thrivent will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.
Review this opportunity with your financial advisor or professional to determine whether it is available to you and right for you.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
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Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
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Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or cash value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
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Combine the Variable Account with other variable accounts, and/or create new variable accounts;
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Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
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Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing cash value; 2) future payments; and 3) existing and/or future Contract owner. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Misstatement of Age or Sex Provision
The values of this Contract are based on the Insured’s age and sex, except where otherwise required by law. If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct attained age or sex.
Suicide Exclusion Provision
If the Insured dies by suicide within one year of the effective date of a Specified Amount increase, the only amount payable will be a refund of the monthly deductions for that increase.
Ownership Rights
While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.

You may transfer ownership of the Contract by giving Notice to the Service Center. The transfer or change must be approved by us before it is valid. If approved, it will be effective on the date Notice was signed or on the date it was received at the Service Center if Notice is not dated.
Thrivent does not allow assignment of variable life insurance contracts to life settlement or viatical companies.
To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
Transfers
While the Insured is alive and the Contract is in force, you may transfer the cash value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.
You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.
Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the cash value in the Fixed Account at the time of transfer. This transfer is not subject to any charge.
Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any Subaccount or to the Fixed Account must be at least $50.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
General Account
The General Account consists of all assets owned by Thrivent other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. The Fixed Account is part of our General Account. We will declare effective quarterly guaranteed interest rates for the Fixed Account. We guarantee that the effective quarterly interest rate will never be less than 4.0%. At our discretion, we may credit interest at a rate in excess of this guarantee. The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Modifying the Contract
No representative of Thrivent except the president or the secretary may change any provisions of the Contract.
Termination and Maturity
Your Contract will terminate if the Insured dies, if you surrender the Contract, if you exercise the right to full payout under the accelerated death benefit rider, if a premium required to keep the Contract in force has not been paid by the end of the grace period or due to excess loan. If the Contract is in effect at age 100, it will mature (end) and the Cash Value less any outstanding loan and loan interest will be paid to you.
State Variations
Any state variations in the Contract are covered in a special Contract form for use in that state and all material state variations are described in this prospectus. If you would like to review a specimen copy of the Contract and Additional Benefits, contact our Service Center.
Premiums
Flexible Premiums
This Contract is a flexible premium contract. Premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, most third-party checks or other types of payments defined as not acceptable in our standard procedures. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. We will send you billing statements for an amount you select. You may select quarterly, semi-annual or annual statements. You may also elect to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.
You are responsible for monitoring and managing the amount of premiums you choose to pay and how those premiums are allocated to Subaccounts and the Fixed Account to help assure the Contract meets your needs. We recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse in the event the Surrender Value is not sufficient to pay the monthly deductions. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a MEC. See Taxes. You should discuss the amount, frequency and allocation of your premiums with your financial advisor or professional.
Premium in Default and Grace Period
Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Deduction Date if a monthly deduction to be made on that date would result in a Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, whenever a Contract loan exceeds the Cash Value less any surrender charges, and the Death Benefit Guarantee is not in effect, the grace period provision will apply.  We will notify you of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.
You should discuss the amount of premium to be paid with your financial advisor or professional. The Contract will continue in force through the grace period.
If the Insured dies during the grace period, the Death Benefit payable will be reduced by the amount of the monthly deductions due and unpaid, and the amount of any outstanding Contract Debt.
Net Premiums & Premium Allocation
We deduct from each premium a 3% premium expense charge for sales expenses.  The remainder of the premium is the “Net Premium.” The premium expense charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.
We will allocate your Net Premium according to the allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
Premium Billing
We will send premium billings based on the amount and interval of premium payments that you requested at the time of Application. Upon our approval, the Contract Owner may change the amount, the interval or the method of billing. You should discuss the amount of premium to be billed with your financial advisor or professional. The amount of premium billed may not be enough to keep the contract in force.

Electronic Payment Program
Our electronic payment program allows you to make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other applicable payment source, rather than being billed. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the next Valuation Date. You may set up the electronic payment program after the time of Application, by giving us Notice. You should discuss the amount of premium to be withdrawn with your financial advisor or professional. The amount of premium withdrawn may not be enough to keep the contract in force.
Premium Limits
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC. If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code of 1986, as amended (the “Code”) also defers taxation on the income portion of the Cash Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Cash Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded, unless the premium is required to keep the Contract in force.
Additional premium limits will apply for contracts subject to the guideline premium test. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Cash Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Cash Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit.
Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation Date the payment was determined to be in Good Order. Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and
b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year, still would have caused the Contract to become a MEC; and

d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
2. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
3. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.
Death Benefit Guarantee
The Death Benefit Guarantee ensures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.
The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premium in your Contract. Your Death Benefit Guarantee Premium is equal to:
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a factor based on age, sex, and risk class, multiplied by your Specified Amount, then the resulting amount is divided by 1,000;
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plus the monthly administrative charge of $4;
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plus the required premiums for each additional benefit you choose.
Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:
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the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium multiplied by the number of months since the Contract Issue Date, plus any outstanding loan balance; and
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the Insured’s age is less than 65 or the Contract has been in effect no more than 10 years.
If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee Premium. If you do not pay the required premium, the Death Benefit Guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.
If you change your Specified Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.
Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the Issue Date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your Cash Value. The Contract will remain in force until your Cash Value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.
In some states, the Death Benefit Guarantee is not available for certain risk classes.

Cash Value
The Cash Value of your Contract is equal to the sum of the values in the Contract’s Subaccount(s) and Fixed Account. The Cash Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit value; adding together the resulting values of each Subaccount; and adding any value in the Fixed Account.
While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Contract, upon the death of the Insured and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.
Over the life of your Contract, many factors determine its Cash Value. They include:
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premiums paid;
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the investment experience of the Subaccounts;
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interest credited to the Fixed Account;
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loans taken and loan repayments;
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partial withdrawals taken; and
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charges and deductions taken.
Because a Contract’s Cash Value is based on the variables listed above, it cannot be predetermined. The value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.
The Cash Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any Subaccount.
Variable Account Cash Value
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:
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Net Premiums are allocated to the Subaccount; or
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cash value is transferred to the Subaccount from another subaccount or from the Fixed Account.
The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:
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cash value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;
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partial withdrawals and partial withdrawal charges are taken from the Subaccount;
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monthly deductions or transfer charges are taken from the Subaccount;
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any charge for a Death Benefit Option change is allocated to the Subaccount;

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any charge for a Contract change is allocated to the Subaccount; or
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surrender charges are allocated to the Subaccount.
Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:
(a)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(b)Is the net investment factor for that Subaccount for that period.
Fixed Account Cash Value
The Fixed Account cash value reflects Net Premiums allocated to the Fixed Account, transfers of cash value to or from the Subaccounts and/or Loan Account, interest credited, partial surrenders and any deductions. Each day the cash value in the Fixed Account will change based upon these factors. For the current interest rate, please call our Service Center at 1-800-847-4836. Review your Contract for further detail.
Surrender Value
The Surrender Value is the total amount you may withdraw from the Contract. It is equal to the Cash Value less any surrender charges and any outstanding loan principal and accrued interest. The Surrender Value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested. It is possible for the Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.
You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount cash value, Fixed Account cash value, the total Cash Value and the Surrender Value at least annually.
Net Investment Factor
The net investment factor for a Subaccount measures investment performance of that Subaccount. The net investment factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) where:
(a)Is the sum of
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
Timely Processing
We will process all requests in a timely fashion. Requests received in Good Order by us or our authorized designee prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following

Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Standard Death Benefits
The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. The Death Benefit is the amount payable upon the death of the Insured. At the time of purchase, you chose between two Death Benefit Options: the Level Death Benefit Option or the Variable Death Benefit Option. We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the Death Benefit.
Level Death Benefit Option
As the name suggests, the Death Benefit for this option remains level, but in limited situations will vary. Under this option, the Death Benefit is the greater of the Specified Amount, or the death benefit factor multiplied by Cash Value. If you keep your Contract in force for several years and your Cash Value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards the factor will decrease until reaching 1 at age 95. Your Contract includes a table of the death benefit factors.
If the Insured dies on a Valuation Date, the Subaccount cash value portion of the calculation will be determined as of the date of death. If the Insured dies on a non-Valuation Date, the Subaccount cash value portion of the calculation will be determined as of the next Valuation Date.
You should consider the Level Death Benefit Option if:
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you do not expect your insurance needs to generally increase; or
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you would like to minimize your insurance costs.
In general, the Level Death Benefit Option provides greater potential for growth in Cash Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Cash Value reduce the actual amount of insurance at risk and lower your cost of insurance.
Variable Death Benefit Option
The Variable Death Benefit Option provides a Death Benefit that varies over time. Under this option, the Death Benefit will be the greater of the Specified Amount plus Cash Value, or the death benefit factor (described above) multiplied by Cash Value. The Death Benefit fluctuates correspondingly with your Cash Value.
You should consider the Variable Death Benefit Option if:
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you expect your insurance needs to increase, or
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you want to have the potential for an increasing Death Benefit.
In general, the variable option provides the potential for a greater Death Benefit than the level option.

Changing Your Death Benefit Option
You may request to change your Death Benefit Option at any time. If we approve the change: (i), we will increase or decrease the Specified Amount so your Death Benefit immediately after the change will be the same as immediately before the change, and (ii) we will compute the Contract charges and make the appropriate changes.
If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Specified Amount by the amount of Cash Value you have accumulated on the date the change takes place. We will not allow the change if it reduces your Specified Amount below $10,000. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your Specified Amount.
Changing your Contract from a Level Death Benefit Option to a Variable Death Benefit Option may result in the assessment of a surrender charge. The decrease in Specified Amount and any surrender charge will be subtracted from previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount. The Specified Amount decreases so your Death Benefit immediately after the change will be the same as immediately before the change. Additionally, we reserve the right to charge a $25 change fee against your Cash Value for each Death Benefit Option change.
There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.
If a change in your Death Benefit Option would result in your cumulative premiums exceeding the maximum premium limitations for life insurance under the Code, we will process a partial withdrawal to force out any excess premiums which exceed the maximum premium limitations and that money will be refunded to you.
A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk (in general, the Death Benefit less the Cash Value). Changing from the Level Death Benefit Option to the Variable Death Benefit Option will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from the Variable Death Benefit Option to the Level Death Benefit Option will generally result in a net amount at risk that remains level. Such a change from the Variable Death Benefit Option to the Level Death Benefit Option, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Cash Value) remain level rather than decreasing as the Cash Value increases.
Changing Your Specified Amount
You chose the Specified Amount when you applied for the Contract. You may change the Specified Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance contract under Section 7702 of the Code and we will process a partial withdrawal to force out any premiums which exceed the maximum premium limitations after the change and that money will be refunded to you. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.
Increasing Your Specified Amount
Subject to our underwriting guidelines and policies, you have the right to increase the Specified Amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.
Requirements for increasing your Specified Amount are:
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Increases must be at least $10,000; and
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you must provide proof of insurability for the increase interest, if and as required by our standards;
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you must provide proof of insurable interest, if you are not the Insured, if and as required by our standards.

When we approve an increase in your Specified Amount, it is effective as of the date shown on your Contract amendment.
Increases in your Specified Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the Insured’s sex and age as of the last Contract Anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of surrender charges will also apply to each increase in the Specified Amount. We show these new charges on the amended Contract specification page of your Contract. However, the surrender charges will only be assessed if your Specified Amount is later decreased and the surrender charge is still in effect for that part of the Specified Amount the was decreased. See Charges for additional information regarding this charge.
Sometimes an increase in the Specified Amount, along with other factors, may cause a Contract to be classified as a MEC and could have potentially negative tax consequences. See Taxes. Please consult your tax advisor before making any such increases.
We will not contest the validity of the increase after it has been in effect during the lifetime of the Insured for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase.
Decreasing Your Specified Amount
On or after your first Contract Anniversary, you have the right to decrease your Specified Amount. Requirements for decreasing your Specified Amount are:
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the Specified Amount remaining in effect cannot be less than $10,000; and
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premiums or Cash Value must be in compliance with the Code’s limits.
The decrease will become effective as of the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount.
We subtract a surrender charge from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.
A decrease in your Specified Amount may cause your Contract to be classified as a MEC and could have other tax consequences. Please consult your tax advisor before decreasing your Specified Amount. See Taxes.
Death Claims
In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A financial advisor or professional may assist in making such a claim.
As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.
Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the

Insured, your Beneficiary may choose a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $1,000. Once the Beneficiary chooses a settlement option, we will issue an agreement for that settlement option. In the settlement option agreement, we will reflect guaranteed payments, if any.
Settlement Options
Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The payee may withdraw all or part of the proceeds at any time.
Option 2: A Selected Amount of Income
With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $10,000, paid annually, we would pay $10,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.
We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 3: A Specified Period
This option provides payments at regular intervals. The payee may elect a specified number of months or years, but may not select a period exceeding the greater of 30 years.
We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a Beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.
The amount of the payments depends on the age and, where permitted, sex of the annuitant at the time the settlement agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

Option 5: Joint & Survivor
This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. A guaranteed payment period of 10 or 20 years may be selected or no guaranteed payment period at all may be selected. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.
Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.
The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the settlement agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.
We may also offer other settlement options at our discretion.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity. This period of inactivity is generally defined by states as three to five years from the Contract’s maturity date, the date the Death Benefit is due and payable, or in some states, the date the insurer learns of the death of the Insured. For example, if the payment of the Death Benefit has been triggered, but, if after a thorough search and the passing of the state defined period of inactivity, we are still unable to locate the Beneficiary, or if the Beneficiary does not come forward to claim the Death Benefit proceeds, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds if your Beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact your financial advisor or professional or call (800) 847-4836 for assistance in making such changes.

Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Rider	Provides an additional Death Benefit when the Insured dies from accidental bodily injury.	Optional	♦ Amount of coverage is subject to limits. ♦ Terminates at age 70.
Guaranteed Purchase Option Rider	Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability.	Optional	♦ Only available at issue for ages 0-36. ♦ Terminates at age 40.
Disability Waiver Rider	In the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability.	Optional	♦ Can be issued at ages 0-59. ♦ Terminates at age 65 or the end of a benefit period, if later.
Applicant Waiver	Enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled.	Optional	♦ Terminates at Insured’s age 21.
Accelerated Death Benefit for Terminal Illness Rider
You may add this rider at any time without
cost. The rider allows you to receive the
present value of the death benefit tax free if
eligibility requirements are met. Eligibility
requirements include doctor certification that
the Insured is terminally ill. State variations
apply.
		Standard	♦ Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.
Examples
Accidental Death Benefit Rider (Optional)
A Contract is issued to an Insured at age 45, with a Specified Amount of $250,000 and the Accidental Death Benefit rider is elected for $100,000. The Insured is underwritten and given Standard Nonsmoker risk class on the base coverage and standard rating on the rider. The charges for the rider are included in the monthly deductions collected for the next several years. At the Insured’s age 57, he is killed in a vehicle collision. The cause of death is ruled accidental. His Beneficiaries received the death proceeds of $250,000 base coverage and $100,000 Accidental Death Benefit coverage, for a total of $350,000.
Guaranteed Purchase Option Rider (Optional)
A Contract is issued to an Insured at age 12, with an initial Specified Amount of $25,000 and a GPO rider of $25,000. The Insured’s risk class at issue is Standard Nonsmoker, so all GPO increases will be at this risk class, with no additional underwriting. In this example, the Owner accepts the GPO at the Option Dates at the times that the Insured is ages 18, 22, and 25. The Specified Amount in total is then $100,000 after these increases (initial $25,000 + 3 increases of $25,000 each). At age 27, the Owner uses a Special Option at the time of marriage, bringing the total Specified Amount to $125,000. The next Option at age 28 is skipped, and the Owner declines the Option at ages 31, 34 and 37. The Option is accepted at ages 40. With this increase of $25,000, the total Specified Amount is $150,000 after the last increase, and the GPO expires.

Disability Waiver Rider (Optional)
A Contract is issued to an Insured at age 45, with a Specified Amount of $250,000 and the Disability Waiver of Monthly Deduction rider is elected. The Insured is underwritten and given Standard Nonsmoker risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the Insured’s age 52, he is injured in an accident on April 1st and is unable to work. The Insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The Cash Value of the Contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived from that date forward. The Insured submits regular proof of his disability. After 15 months of waived deductions, the Insured recovers sufficiently to begin a new occupation. The monthly deductions begin again after his recovery. The waiver rider expires when the Insured reaches age 65.
Applicant Waiver Rider (Optional)
A Contract is Issued to an Insured at age 5, with a Specified Amount of $50,000 and the Applicant Waiver of Monthly Deductions rider is elected. The Insured’s father is the applicant controller and is age 35. The Insured and controller are underwritten, and a standard rating is given on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. When the father is age 42, he is injured in an accident on April 1st and is unable to work. A waiver claim is submitted, which is reviewed and approved, effective October 1st (6 months after disability). The Cash Value of the Contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived. Regular proof of his disability is submitted. After 15 months of waiver claim, the father recovers sufficiently to begin a new occupation. The crediting of the monthly deductions stops at the time of his recovery. The waiver rider expires when the Insured reaches age 21.
Accelerated Death Benefits for Terminal Illness Rider (Standard)
A Contract is issued to an Insured at age 45, with a Specified Amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The Contract continues for several years, with regular scheduled payments made and monthly deductions collected. When the Insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire death benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the insured’s diagnosis is terminal and his expected life expectancy is within 12 months. A calculation is made to determine the present value of the death benefit, less a $150 processing fee. The Contract is terminated when that accelerated payment is made.
Surrenders and Withdrawals
You may surrender your Contract and receive your Surrender Value or make a partial withdrawal by giving us Notice at our Service Center. The surrender or partial withdrawal will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial withdrawal by contacting your financial advisor or professional or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.
Verification of Identity
We require a Medallion Signature Guarantee for any surrender, partial withdrawal or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:
♦
Request to receive funds with a value of $100,000 or more;
♦
Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and
♦
Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a Thrivent financial advisor or professional. You should consider the tax implications of a surrender or loan before you make a request. See Taxes.
Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.
Partial Withdrawals
Partial withdrawals offer you a way to access your Cash Value. You may withdraw part of your Surrender Value by giving us Notice. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s cash value in the Subaccount or Fixed Account bears to the total Cash Value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the Cash Value for each partial withdrawal after the first one in any Contract Year. An amount withdrawn may not be repaid.
A partial withdrawal may have tax consequences. It is important to note that if the Specified Amount is decreased (including as a result of partial surrender), there is a possibility that the Contract might be classified as a MEC. See Taxes.
For a Contract with Option 1 (Level Death Benefit Option):
A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the Specified Amount, (a) the Specified Amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, and (b) the new Death Benefit will be based on the Death Benefit factor, Cash Value, and Specified Amount after the reduction.
The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the Specified Amount below this amount.
For a Contract with Option 2 (Variable Death Benefit Option):
A partial withdrawal will reduce the Cash Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial withdrawal will not reduce the Specified Amount. A partial withdrawal may have tax consequences. See Taxes.
Surrender
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by sending Notice to our Service Center while the Insured is living. If you surrender your Contract, the surrender will be effective on the day we receive Notice.
Following a surrender, you will receive the Surrender Value from the Contract. As an alternative to receiving the Surrender Value, at any time while the Insured is living (and before Attained Age 100) you may surrender this Contract and elect to apply the Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.

A full surrender may result in a surrender charge depending how long it has been since you last increased the Specified Amount.
A full surrender will result in a Surrender Value of $0, a Specified Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
If your Contract is issued in New York, you may exchange this Contract for any fixed benefit permanent life insurance on the life of the Insured that we offer at the time of exchange and no evidence of insurability will be required. This exchange right is subject to all the conditions specified in your New York Contract form and this Contract must be exchanged: 1. Within 18 months after the Issue Date; or 2. Within 60 days after the later of the effective date of a material change of investment policy of the Variable Account and the date you receive notification of such change.
A full surrender of your Contract may have tax consequences.
Postponement of Payments
We typically process any surrender, partial withdrawal, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, loan or on the death of the Insured whenever:
♦
the New York Stock Exchange is closed or trading is otherwise restricted;
♦
the SEC has determined that an emergency exists;
♦
the SEC requires that trading be restricted; or
♦
the SEC, by order, permits such postponement for the protection of Contract Owners.
Except when used to pay premiums due on contracts with us, we also may postpone any transfer from the Fixed Accounts or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Accounts for not more than six months from the day we receive Notice and, if required, your Contract.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.
Loans
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for the loan to borrow up to 92% (in most states) of your Surrender Value. Interest will accrue on a daily basis at a maximum annual rate of 7.25% on the loan balance (this rate was 8% in the first 15 contract years). When a loan is made, cash value in the Fixed Account will be used as security for the loan. To ensure that the Fixed Account has enough cash value to secure the loan, cash value will be transferred from the Subaccounts or Fixed Account according to the ratio that the cash value in the subaccounts or Fixed Account bears to the total Cash Value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s Cash Value. Loans and loan interest must be repaid either during the life of the Insured or from Death Benefits.
Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account cash value, the difference will be transferred from the Subaccounts to the Fixed Account as security for the loan.

A lower interest rate may be credited to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 3.25%.
While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. All loan payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the Subaccounts by the amount of the repayment that is allocated to the Subaccounts and transplanted from the Fixed Account. Repayments will be allocated according to your premium investment allocation. Total Cash Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Cash Value growth.
A loan will reduce your Surrender Value as well as your Death Benefit. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Benefit, before exercising these privileges.
A loan may have tax consequences. See Taxes.
Lapse and Reinstatement
Lapse
Your Contract will lapse (that is, terminate without value) if:
♦
your monthly deductions are greater than your Surrender Value;
♦
the Death Benefit Guarantee is not in effect; and
♦
payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency.
If the Contract lapses, a tax may result.
If this Cash Value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.
Reinstatement
You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:
♦
the reinstated loan amount; plus
♦
any surrender charge at the time of reinstatement; plus
♦
the first two monthly deduction amounts after reinstatement; less
♦
the Cash Value at termination; less
♦
any surrender charge credited back at reinstatement; plus
♦
the new surrender charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing related taxes.
A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (See Taxes).
If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion generally does not address state or local tax consequences associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Contract Owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law.
The individual situation of each Contract Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Contract is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift, and generation skipping tax rules.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Cash Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Under this section of the Code, a Contract must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the Cash Values under both the Cash Value Accumulation Test and Guideline Premium Test, and premiums under the Guideline Premium Test, that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Subaccounts of the Variable Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Cash Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Proceeds
In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.
If the Death Proceeds are not received in a lump sum and are, instead, applied under certain settlement options (other than settlement option 1), generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Cash Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. Amounts received (or deemed to be received) from the Contract are treated as ordinary income for tax purposes. If there is a full surrender of the Contract, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.
As discussed below, the taxation of partial surrenders and other amounts deemed to be distributed from the Contract depends, in part, upon whether the Contract is considered a MEC for federal income tax purposes. The status of a Contract as a MEC also may affect whether a 10% penalty tax applies upon a surrender or other distribution, as discussed below.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses or is surrendered when a Contract loan is outstanding, the portion of the Cash Value applied to repay the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Cash Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a MEC under section 7702A of the Code if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums.

A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including where a Contract lapses and is then reinstated more than 90 days later will affect the application of this test. For both material changes and reduction in benefits we will recalculate the applicable limit. The new limit may be higher or lower than the original 7-Pay Limit. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC or would become a MEC as a result of a transaction. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.
Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Cash Value exceeds the investment in the Contract. The receipt of any Contract loan, including any accrual of loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges (or agrees to assign or pledge) any portion of the Cash Value, such portion will be treated as a withdrawal for tax purposes. If the entire Cash Value is assigned or pledged, subsequent increases in the Cash Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merge are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business at the time first covered by the Contract. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Section 1035 Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance contract for another life insurance contract, endowment contract, annuity contract, or qualified long-term care insurance contract, provided that certain requirements are met. If the Contract is being issued in exchange for another life insurance contract, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code include, but are not limited to: (1) the contracts must have the same insured, and (2) your old contract must be exchanged for the new contract either through an assignment of your old contract to the new insurer or by a direct transfer of the account value of the old contract to the new insurer. If your old contract was a MEC, the new life insurance contract also will be a MEC. You cannot exchange an endowment, annuity, or qualified long-term care insurance contract for a life insurance contract tax-free. If any money or other property is received in the exchange (“boot”) that satisfies the requirements of section 1035 of the Code, gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received.
Generally, the new contract will have the same investment in the contract as the exchanged contract. However, if boot is received in the exchange the investment in the contract may be adjusted. Special rules and procedures apply to section 1035 exchanges. These rules can be complex, and if you wish to take advantage of section 1035, you should consult a tax and/or legal advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts and in certain situations where a Contract has been transferred for value. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances satisfy this requirement.
Actions to Ensure Compliance with the Tax Law
We believe that the values we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor Contract values and take action as necessary to help assure compliance. We reserve the right to refuse to accept any premium that would increase the Death Benefit because of the requirements of the Corridor Test. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, designating an irrevocable Beneficiary, exchanging the Contract, increasing and decreasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. In addition, tax consequences may apply if you sell your Contract. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.
In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an “employer-owned life insurance contract,” are complex, and you should consult with your advisers for guidance as to their application.
Medicare Hospital Insurance Tax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Contract as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Contract. This tax only applies to taxpayers with “modified adjusted gross income” that exceeds certain thresholds. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. This election out of withholding is not permitted in certain circumstances. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.
Nonresident Aliens and Other Foreign Persons
The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or Beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents and other foreign persons should consult with a tax advisor regarding federal tax withholding with respect to distributions from a Contract.
FATCA Withholding
If the payee of a distribution (including the Death Benefit) from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Distribution of the Contracts
For financial advisors or professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent. Our financial advisors and professionals predominately sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial advisor or professional may be paid differently depending on the product or service he or she recommends. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial advisors and professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial advisor or professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold.
Compensation consists of commissions, bonuses and promotional incentives. Increases in coverage pay at a first-year commission rate of 0% to 108% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 8.008% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.327% of the Cash Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 1.08% of the premium applied to the settlement option, if eligible.
Thrivent uses a system referred to as a “grid” for determining the percentage paid to financial advisors or professionals. The higher the overall level of production, the higher the percentage of compensation may be. The ability to improve grid placement semi-annually provides an incentive for your financial advisor or professional to sell the Contract. Because financial advisors or professionals of Thrivent Investment Management Inc. are also our appointed agents, they may be eligible for various cash benefits, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. Commissions and other incentives and payments described above are not charged directly to Contract Owners. We intend to recoup sales expenses through fees and charges deducted under the Contract.
Financial advisors and professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.

For financial advisors or professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is up to 100% of first year commissionable premiums, plus up to 0.10% of a Contract’s Cash Value annually and up to 3% of paid premiums.
The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife97 or you can request a copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Special Terms
Accumulation Unit	A unit of measure used to calculate the cash value in each Subaccount of the Variable Account.
Accumulation Unit Value	On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.
Attained Age	The Insured’s age on the Contract Anniversary on or immediately prior to that day.
Beneficiary	The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A Beneficiary need not be a natural person.
Cash Value	The total value of the Contract, which is equal to the sum of the Subaccount cash values plus Fixed Account cash value.
Contract
The flexible premium individual variable adjustable life insurance
Contract offered by us (Thrivent) and described in this prospectus. The
Contract consists of the certificate of membership and insurance, including any attached riders, endorsements or amendments, the application and our Articles of Incorporation and Bylaws.

Contract Anniversary	The same day and month in each succeeding year as the Issue Date.
Contract Year	The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.
Corridor Test	An Internal Revenue Code formula used to help qualify your Contract as a life insurance contract under federal tax law.
Death Benefit	The Death Benefit payable upon the death of the Insured depends on the Death Benefit Option in effect on the date of the Insured's death.
Death Benefit Guarantee
A Contract provision that guarantees that insurance coverage will not lapse if your Cash Value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your
Cash Value is not adequate.

Death Benefit Guarantee Premium
The minimum monthly premium required to keep your particular
Contract’s Death Benefit Guarantee in effect. Different combinations of age, sex, risk class, Specified Amount and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option	Either of the two methods used to determine the Death Benefit.
Fixed Account	A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Fund	Thrivent Series Fund, Inc., the mutual fund that consists of several Portfolios that underlie Subaccounts of the Variable Account.
General Account	The General Account includes all assets we own that are not in the Variable Account or any other separate account.
Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Insured	The person on whose life the Contract is issued.
Issue Age	The age of the Insured as of his or her last birthday on or before the Issue Date.
Issue Date	The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.
Level Death Benefit Option	The Death Benefit for this option remains level under most circumstances. This is also referred to as “Option 1” in your Contract.

MEC Contract Year
The 12-month period following the Issue Date or a Contract Anniversary unless there has been a material change under IRC Section 7702A. A material change of the Contract (as defined in the tax law) results in a
MEC Contract Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC Contract Year.

Monthly Deduction Date
The date each month on which we deduct charges from Cash Value.
These monthly charges occur once each month on the nearest
Valuation Date, on or preceding the day of the month which
corresponds to the day of the month that we issued the Contract.

Net Premium	The amount invested in the Contract after a 3% charge is taken for sales expenses. The premium expense charge may not be deducted in certain situations.
Notice
A written request or notice signed by the Contract Owner, received in
Good Order by us at our Service Center and satisfactory in form and content to us. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner	A person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.
Paid-Up LifeInsurance
A new whole life insurance contract with a reduced death benefit determined based on the Cash Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.

Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Portfolio Company	An investment company or mutual fund consisting of several Portfolios that underlies Subaccounts of the Variable Account.
Selling Firm
Unaffiliated broker-dealers with whom we have entered into
agreements to service the Contracts. The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent
Financial.

Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001 or such other address as we may designate. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Specified Amount	Initially, the amount of life insurance for which we issued the Contract. The Specified Amount of your Contract may change, as described in your Contract.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Surrender Value	The Cash Value of the Contract less any applicable surrender charges and outstanding loan balances.
Thrivent	Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. Thrivent is the issuer of the Contract.
Thrivent Investment Management Inc.	An indirect subsidiary of Thrivent and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.
Valuation Date	Any day upon which the New York Stock Exchange is open for regular trading.
Valuation Period	The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account	Thrivent Variable Life Account I, which is a separate account of Thrivent.
Variable Death Benefit Option	The Death Benefit for this option will vary over time. This option fluctuates correspondingly with your Cash Value. This is also referred to as “Option 2” in your Contract.
we, us, our	Thrivent.
you, your	The Owner(s) of the Contract.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLife97. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75%[1]	-17.92%	6.26%	9.29%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.71%[1]	-17.41%	4.78%	7.58%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64%[1]	-16.19%	4.01%	6.14%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.65%	-13.77%	3.34%	5.82%
	Thrivent Moderately Conservative Allocation Portfolio	0.61%[1]	-14.73%	2.35%	4.19%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	-12.38%	2.16%	4.22%
Corporate Bond	Thrivent Income Portfolio	0.43%	-15.86%	0.75%	2.17%
Diversified Emerging Markets	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	-25.91%	-1.69%	0.23%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.74%	-18.35%	-0.19%	3.31%
	Thrivent International Index Portfolio	0.45%	-14.56%	N/A4	N/A4
Health	Thrivent Healthcare Portfolio	0.84%[1]	-5.54%	11.52%	11.42%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	-10.22%	1.26%	3.19%
Intermediate Government	Thrivent Government Bond Portfolio	0.45%	-10.37%	0.08%	0.94%
Large Blend	Thrivent ESG Index Portfolio	0.38%[1]	-21.83%	N/A4	N/A4
	Thrivent Large Cap Index Portfolio	0.23%	-18.30%	9.17%	12.24%
Large Growth	Thrivent All Cap Portfolio	0.66%	-18.21%	7.97%	11.03%
	Thrivent Large Cap Growth Portfolio	0.43%	-33.63%	9.77%	12.95%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	-4.68%	8.35%	11.08%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	-13.25%	6.46%	10.46%
	Thrivent Mid Cap Stock Portfolio	0.66%	-17.96%	7.63%	12.88%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[1]	-28.52%	N/A4	N/A4
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90%[1]	-5.23%	N/A4	N/A4
Money Market - Taxable	Thrivent Money Market Portfolio	0.32%	1.36%	0.99%	0.54%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Multisector Bond	Thrivent Multidimensional Income Portfolio	1.00%[1]	-13.35%	1.11%	N/A2
	Thrivent Opportunity Income Plus Portfolio	0.66%	-10.49%	0.43%	1.50%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-25.60%	3.93%	6.61%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	-4.19%	1.12%	1.39%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	-16.30%	5.65%	10.55%
	Thrivent Small Cap Stock Portfolio	0.70%	-10.46%	9.49%	12.73%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	-22.91%	N/A3	N/A3
Global Large – Stock Blend	Thrivent Global Stock Portfolio	0.63%	-18.97%	4.90%	8.60%
	Thrivent Low Volatility Equity Portfolio	0.90%[1]	-10.67%	5.31%	N/A2
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.

The Statement of Additional Information (SAI) dated April 30, 2024 contains more information about the Contract and Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife97. For a paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Forms 4213 and 4214 and state variations.
EDGAR Contract No. C000007343 20316PR R4-24

THRIVENT VARIABLE LIFE ACCOUNT I
Statement of Additional Information
Dated April 30, 2024
Flexible Premium Individual Variable Adjustable Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (SAI) contains additional information about the Registrant. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2024. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife97. Alternatively, you can request a copy of the SAI, request other information about the Contract or make investor inquiries by calling our Service Center at 1-800-847-4836, or by sending an email to request to mail@thrivent.com.
1

GENERAL INFORMATION AND HISTORY
Depositor
Thrivent, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)
to accept certain premiums;
(2)
to refund premiums;
(3)
to refund the earnings on premiums;
(4)
to refund any necessary cash value; and
(5)
to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer supplemental benefits and riders that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding supplemental benefits and riders.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Withdrawals and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
3

PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is an indirect subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2021	2022	2023
$342,711	$195,097	TBD
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 3% on each premium.
Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use nicotine products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
4

Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount (referred to as Specified Amount in the Contract) at any time before the Insured’s 80th birthday. Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of surrender charges will also apply to each increase in the face amount. The surrender charge applies to decreases in face amount during the first 10 years following an increase in face amount. The surrender charge remains level during the first three years following an increase in face amount, and then decreases each Contract Year to zero after the 10th year following an increase in face amount. Surrender charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the surrender charge first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
5

STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
6

MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
7

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2023 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the reports of _______________________________, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Report of Independent Auditors and Financial Statements to be provided by post-effective amendment.
8

PART C. OTHER INFORMATION
Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(c)(ii)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(d)(i)	Form of Contract	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(ii)	Available Contract Riders	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(e)	Application Form -	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(f)	Articles of Incorporation & Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)(i)	Reinsurance Agreement with Swiss RE – I2107058US-18	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(ii)	Reinsurance Agreement with Swiss RE – Amendment 6 to I94119US-07	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.
(g)(iii)	Reinsurance Agreement with Swiss RE – Amendment 7 to I94119US-07	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.
(g)(iv)	Coinsurance Agreement with SCOR Global Life - 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(v)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019

Exhibit	Description	Filed Herewith / Incorporated by reference from
(g)(vi)	Coinsurance Agreement with SCOR Global Life - Amendment 2 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(vii)	Coinsurance Agreement with SCOR Global Life - 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(viii)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(ix)	Reinsurance Agreement with RGA Reinsurance - 1582-00-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(x)	Reinsurance Agreement with RGA Reinsurance - 1582-00-01	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(xi)	Reinsurance Agreement with RGA Reinsurance - 1582-01-0 0	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(xii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-01	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.
(g)(xiii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-03	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.
(g)(xiv)	Reinsurance Agreement with RGA Reinsurance- Amendment TLIC Dissolution	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.
(g)(xv)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-13	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.
(g)(xvi)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-15	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm	To be filed by amendment
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Not Applicable
(r)	Form of Initial Summary Prospectus	Not Applicable
(s)	Powers of Attorney for Board of Directors and Officers	Post-Effective Amendment No. 30 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2023.

Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director
Eric J. Draut	Director
Kirk D. Farney	Director
Rev. Mark A. Jeske	Director
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware

North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
Blue Rock Holding Company[1,8]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[1,9]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[1,10]	Special purpose entity	Delaware
College Avenue Administrator, LLC[1,11]	Special purpose entity	Delaware
College Ave Depositor, LLC[1,12]	Special purpose entity	Delaware
College Ave Holdings 2017-A, LLC[2,13]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[2,14]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[2,15]	Special purpose entity	Delaware
College Ave Student Loan Servicing, LLC[1,16]	Special purpose entity	Delaware
Museum Finance, LLC[1,17]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC	Holding vehicle	Delaware
White Rose CFO 2023, LLC	Special purpose entity	Delaware
White Rose GP I, LLC[4,18]	General partner	Delaware
White Rose Fund I Fund of Funds, L.P.[5,19]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,20]	General partner	Delaware
Thrivent White Rose Fund II, Fund of Funds L.P.[5,21]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,22]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,23]	Private equity	Delaware
Thrivent White Rose Fund GP IV, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,32]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,33]	Private equity fund	Delaware
Thrivent White Rose VII Equity Direct, Corporation	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,35]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,36]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,38]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,39]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,41]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,42]	Private equity fund	Delaware
Thrivent White Rose X, Equity Direct, Corporation	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,44]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,45]	Private equity fund	Delaware
Thrivent White Rose Fund XI Equity Direct, Corporation II	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,46]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,47]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,48]	Private equity fund	Delaware
Thrivent White Rose XII Equity Direct, Corporation I	Private equity fund	Delaware
Thrivent White Rose XII Equity Direct, Corporation II	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,49]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,50]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,51]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,52]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4,53]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5,54]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5,55]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[5,56]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[6]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[5,57]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[6]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1,58]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1,59	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,60]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[5,61]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,62]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,63]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,64]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,65]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[5,68]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC6,	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[4]	General Partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[5,66]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[6]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4,67]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5,68]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4,69]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5,70]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[4,71]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[5,72]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[6,73]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[7,74]	Investment adviser	Delaware

1
Wholly owned subsidiary of Thrivent Financial.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
4
Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account. The feeder entity is a feeder fund of the fund.
7
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
8
Thrivent Financial has a 69.400% ownership interest.
9
Thrivent Financial has a 100% ownership interest.
10
Thrivent Financial has a 100% ownership interest.
11
Thrivent Financial has a 100% ownership interest.
12
Thrivent Financial has a 100% ownership interest.
13
Thrivent Financial has a 20.000% ownership interest.
14
Thrivent Financial has a 20.000% ownership interest.
15
Thrivent Financial has a 20.000% ownership interest.
16
Thrivent Financial has a 100% ownership interest.

17
Thrivent Financial has a 100% ownership interest.
18
Thrivent Financial has a 85.000% ownership interest.
19
Thrivent Financial has a 99.829% ownership interest.
20
Thrivent Financial has a 77.500% ownership interest.
21
Thrivent Financial has a 99.831% ownership interest.
22
Thrivent Financial has a 77.500% ownership interest.
23
Thrivent Financial has a 99.815% ownership interest.
24
Thrivent Financial has a 75.500% ownership interest.
25
Thrivent Financial has a 98.978% ownership interest.
26
Thrivent Financial has a 99.828% ownership interest.
27
Thrivent Financial has a 74.750% ownership interest.
28
Thrivent Financial has a 99.079% ownership interest.
29
Thrivent Financial has a 99.820% ownership interest.
30
Thrivent Financial has a 48.000% ownership interest.
31
Thrivent Financial has a 99.867% ownership interest.
32
Thrivent Financial has a 48.000% ownership interest.
33
Thrivent Financial has a 98.856% ownership interest.
34
Thrivent Financial has a 99.831% ownership interest.
35
Thrivent Financial has a 25.000% ownership interest.
36
Thrivent Financial has a 98.634% ownership interest.
37
Thrivent Financial has a 99.680% ownership interest.
38
Thrivent Financial has a 37.000% ownership interest.
39
Thrivent Financial has a 98.620% ownership interest.
40
Thrivent Financial has a 99.881% ownership interest.
41
Thrivent Financial has a 34.000% ownership interest.
42
Thrivent Financial has a 98.296% ownership interest.
43
Thrivent Financial has a 99.881% ownership interest.
44
Thrivent Financial has a 17.500% ownership interest.
45
Thrivent Financial has a 98.582% ownership interest.
46
Thrivent Financial has a 99.871% ownership interest.
47
Thrivent Financial has a 25.000% ownership interest.
48
Thrivent Financial has a 99.112% ownership interest.
49
Thrivent Financial has a 99.919% ownership interest.
50
Thrivent Financial has a 15.000% ownership interest.
51
Thrivent Financial has a 98.593% ownership interest.
52
Thrivent Financial has a 99.933% ownership interest.
53
Thrivent Financial has a 11.500% ownership interest.
54
Thrivent Financial has a 99.188% ownership interest.
55
Thrivent Financial has a 99.918% ownership interest.
56
Thrivent Financial has a 99.790% ownership interest.
57
Thrivent Financial has a 99.113% ownership interest.
58
Thrivent Financial has a 100% ownership interest.
59
Thrivent Financial has a 100% ownership interest.
60
Thrivent Financial has a 40.000% ownership interest.
61
Thrivent Financial has a 99.140% ownership interest.
62
Thrivent Financial has a 23.000% ownership interest.
63
Thrivent Financial has a 99.683% ownership interest.
64
Thrivent Financial has a 19.000% ownership interest.
65
Thrivent Financial has a 99.900% ownership interest.
66
Thrivent Financial has a 99.893% ownership interest.
67
Thrivent Financial has a 99.886% ownership interest.
68
Thrivent Financial has a 15.000% ownership interest.
69
Thrivent Financial has a 99732% ownership interest.
70
Thrivent Financial has a 11.500% ownership interest.
71
Thrivent Financial has a 99.906% ownership interest.
72
Thrivent Financial has a 99.846% ownership interest.
73
Thrivent Financial has a 99.846% ownership interest.

Thrivent Financial has a 49.000% ownership interest.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.
Thrivent Variable Life Account I
2.
Thrivent Variable Insurance Account A
3.
Thrivent Variable Insurance Account B
4.
Thrivent Variable Insurance Account C
5.
Thrivent Variable Annuity Account I
6.
Thrivent Variable Annuity Account II
7.
Thrivent Variable Annuity Account A
8.
Thrivent Variable Annuity Account B
9.
Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kris Albers	Treasurer
Paul R. Johnston	Director
Stephen C. Kennedy	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Management Services
Not Applicable.
Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-31011, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the state of Minnesota on the 29th day of January, 2024.
Thrivent Variable Life Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	January 29, 2024
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Part C - Other Information for exhibits not listed below.
Exhibit Number	Name of Exhibit
(k)	Opinion and Consent of Counsel